November 13, 2012 Ticker: XBKS www.XenithBank.com Exhibit 99.1

Forward Looking Statements
Certain statements included in this presentation are “forward-looking statements.” All statements other than statements of historical facts contained in this presentation, including statements regarding our plans, objectives and goals, future events or results, our competitive strengths and business strategies, and the trends in our industry are forward-looking statements. The words “believe,” “will,” “may,” “could,” “estimate,” “project,” “predict,”
“continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “appear,” “future,” “likely,”
“probably,” “suggest,” “goal,” “potential” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Forward-looking statements made in this presentation reflect beliefs, assumptions and expectations of future events or results, taking into account the information currently available to us. These beliefs, assumptions and expectations may change as a result of many possible events, circumstances or factors, not all of which are currently known to us. If a change occurs, our business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in, or implied by, our forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by our forward-looking statements include the risks discussed in our public filings with the Securities and Exchange Commission, including those outlined in Part 1,
Item 1A, “Risk Factors” section of our Annual Report on Form 10-K for the year ended
December 31, 2011.  Except as required by applicable law or regulations, we do not undertake, and specifically disclaim any obligation, to update or revise any forward-looking statement.

Corporate Overview
• Xenith Bankshares, Inc. is the holding company for Xenith Bank, a rapidly growing commercial bank
• Business Focus:  Xenith targets the banking needs of middle-market and small businesses, local real estate developers and investors, private banking clients, and select retail banking clients
• Market Focus:  Virginia markets with the greatest economic activity and growth, including the MSAs of Washington, D.C., Richmond and Hampton
Roads, which are part of what we refer to as the ‘Golden Crescent’
• Experienced, highly capable team of seasoned executives and bankers
• Skilled team of Relationship Managers (‘RM’) with successful track record in our target markets

Growth Story
•
Xenith is fueled by organic growth and growth through acquisitions
•
Since 12/31/09, Xenith’s assets, loans and deposits have increased 177%, 303% and
293%, respectively
•
Loan increases have come from 65% organic growth and 35% growth through acquisitions
•
Deposit increases have come from 80% organic growth and 20% growth through acquisitions
$50
$150
$250
$350
$450
$550
$650
Dec. 2009 Dec. 2010 Dec. 2011 Sept. 2012
Xenith Bankshares, Inc.
(In Millions)
Loans (net)
Deposits
Assets

History
•
March 2008 – Signed agreement with BankCap Partners to create a de novo Virginia bank
•
May 2009 – Signed definitive merger agreement with First Bankshares, Inc., in
Suffolk, Virginia (Hampton Roads)
•
June 2009 – Closed Reg. D common stock offering for $47.5 million
•
December 2009 – Merger with First Bankshares, Inc., name changed to Xenith
Bankshares, Inc.
•
April 2011 – Raised $17.7 million (net) in S-1 registered common stock offering
•
July 2011 – Acquired Richmond branch operations of Paragon Commercial Bank, and acquired assets and deposits of Virginia Business Bank in an FDIC failed bank transaction without loss-share
•
September 2011 – Received $8.4 million from U.S. Treasury in SBLF preferred stock investment; current dividend rate is 1%
•
September 2012 – Reversed valuation allowance on deferred tax asset, adding $5.0 million in income and $4.4 million in equity.

Summary Financial Data at Sept. 30, 2012
• Total Assets $558 million
• Total Held for Sale Loans $75 million
• Total Held for Investment Loans (net) $336 million
• Total Deposits $448 million
• Total Equity $87 million
• Total Common Equity $79 million
• Tangible Common Equity $63 million
• Shares Outstanding 10.4 million
• Market Capitalization $51 million
1
• SBLF $8.4 million
• Headquarters Richmond, Virginia
• Insider Ownership 37%
1
(includes BankCap Partners)
• Institutional Ownership 24%
1
1  Yahoo Finance, November 8, 2012

We Operate in the Golden Crescent of Virginia:
Golden Crescent Highlights
• The “Golden Crescent” is made
up of the following MSAs:
-
Washington, DC-MD-VA-WV
-
Richmond-Petersburg, VA
-
Norfolk-Virginia Beach-
Newport News, VA-NC
• ~ 81%
1
of the state’s deposits are
located in Golden Crescent
• Virginia’s median household
income, $58,234
2
, is higher than
national median household
income of $50,227
2
• The Golden Crescent represents
an even more attractive market
with an average median
household income of the
$63,979
2
1  SNL Financial, June 30, 2012
2 SNL Financial, 2011

Business Results - Organic Growth
• In 2010, 50% organic loan growth and 53% organic deposit growth
• In 2011, 37% organic loan growth and 63% organic deposit growth
• Through nine months ending September 30, 2012;
- 28% organic loan growth (37% annualized)
- 38% organic deposit growth (50% annualized)
• Organic loan growth balanced between C&I and CRE
• Organic deposit growth has been focused on building transaction accounts
• While the underlying strength of the Virginia economy sustains long term growth, most recent organic growth is the result of moving market share from the large banks.
8 8

9
Acquisitions

Acquired First Bankshares in
Suffolk, Virginia, December
2009
Acquired the Richmond
branch of Paragon
Commercial Bank, July 2011
Acquired Virginia Business Bank
in an FDIC-assisted transaction
without FDIC loss-share, July
2011
Xenith has made three acquisitions:
•
Acquired $110 million in
loans, $7.6 million discount
•
Loan portfolio – 43% in C&I
•
Credit problems almost
exclusively related to an
out-of-market
participations portfolio;
resolved the majority of
these loans
•
Acquired $114 million in
deposits
•
Acquired $58.3 million in
performing loans at a $1.8
million discount
•
Acquired $76.6 million of
deposits, comprised
primarily of transaction
accounts at a deposit
premium of $2.5 million
•
Retained the team
•
Acquired $93 million in assets
at a $23.8 million discount
•
Acquired $78 million in
deposits (mainly internet
deposits) at no deposit
premium
•
Recorded a pre-tax bargain
purchase gain of $8.7 million
in Q3 2011

• Our loan mix reflects our business strategy
•
We are focused on lending to middle-market and small businesses, local real estate developers and investors
Loan Portfolio
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
Dec - 2009 Dec - 2010 Dec - 2011 Sept - 2012
Gross Loan Composition ($)
Consumer
RRE
CRE
C&I
Held for sale
$102 million
$153 million
$326 million
$416 million
0%
10%
20%
30%
40%
50%
60%
Dec - 2009 Dec - 2010 Dec - 2011 Sept - 2012
Gross Loan Composition (%)
Consumer
RRE
CRE
C&I
Held for sale

11 11
Loan Portfolio
•
Over the last 11 quarters, we have steadily built Loan Interest & Fee Income
•
In Q3 2012, we increased Loan Interest & Fee Income more than 25% over Q3
2011, reflecting our organic growth and held for sale portfolio
•
Loan Interest Income and Gross Loan Yields reflect the impact of the accretion of discount

12 12
Deposit Portfolio
•
From the outset, we placed a significant emphasis on core deposits; deposit gathering is a key factor in calculating our RM incentive pay
•
From 12/31/2009 to 9/30/2012, we increased transaction account balances
(interest & non-interest checking and money market accounts) over 1300%
•
From 12/31/2009 to 9/30/2012, we reduced time deposit account balances (core plus brokered) as a percentage of total deposits from nearly 78% to 29%

Criticized Loans / Non-Performing Assets
13 13
• All of our non-performing assets were acquired
in the First Bankshares and Virginia Business
Bank acquisitions
• Criticized loans and non-performing assets are
reviewed monthly
• As of 9/30/2012, ALLL totaled $4.7 million
• ALLL / Gross Loans ratio is 1.37%
• ALLL calculation does not include the remaining
loan discounts on our acquired loans
• The remaining discount totaled $9.0 million as
of 9/30/2012
• Our ALLL + Discount totaled $13.7 million as of
9/30/2012 or nearly 4.0%* of gross loans
* ALLL + Discount/Gross Loans = $13.7 million/$350 million
Special mention loans 7,905 $
Substandard 12,368
Doubtful -
Total criticized loans 20,273 $
Nonaccrual loans (included above) 4,855 $
Other real estate owned 321
Total nonperforming assets 5,176 $
Nonperforming assets / Gross loans 1.52%
Nonperforming assets / Total assets 0.93%
ALLL / Gross loans 1.37%
ALLL / Nonaccrual loans 95.94%
Net charge-offs / Average loans 0.28%
Net charge-offs / Average loans (annualized) 0.37%
Sept. 30, 2012

14 14
Financial Highlights - Balance Sheet
33-month
Dec 2009 Dec 2010 Dec 2011 Sept 2012 Growth
Assets
Cash & cash equivalents 35,203 $   12,201 $   55,795 $   50,804 $   44%
Investments 36,847 58,889 68,466 62,574 70%
Loans held for sale - - - 74,632 100%
Loans for investment (net) 102,050 151,380 321,859 336,495 230%
Intangible assets 14,229 14,109 16,354 16,080 13%
Deferred tax asset - - - 4,363 100%
Other assets 13,262 14,622 14,991 13,063 -2%
Total assets 201,591 $ 251,201 $ 477,465 $ 558,011 $ 177%
Liabilities
Demand & money market 22,317 $   70,030 $   228,031 $ 313,708 $ 1306%
Savings 3,296 3,461 3,517 4,050 23%
Time deposits 88,535 101,648 143,459 130,386 47%
Total deposits 114,148 175,139 375,007 448,144 293%
Borrowed funds 31,260 25,000 20,000 20,000 -36%
Other liabilities 2,111 2,273 2,154 2,695 28%
Total liabilities 147,519 202,412 397,161 470,839 219%
Equity 54,072 48,789 80,304 87,172 61%
Total liabilities & equity 201,591 $ 251,201 $ 477,465 $ 558,011 $ 177%
In thousands

15 15
Net Interest Margin
•
GAAP NIM reflects the purchase accounting impact of accretion
Net Interest Margin is defined as the percentage of net interest income to average-earning assets.
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
GAAP NIM 3.38% 4.51% 4.41% 4.78% 4.92% 4.35% 5.01% 5.18% 4.44% 4.75% 4.54%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
GAAP NIM

16 16
Financial Highlights - Income Statement
2009 2010 2011
Sept 2012
YTD
Interest income 8,640 $   10,760 $ 18,891 $ 19,483 $
Interest expense 4,195 2,167 2,646 3,013
Net interest income 4,445 8,593 16,245 16,470
Provision for loan loss 5,501 1,990 4,005 1,383
Net interest income after provision (1,056) 6,603 12,240 15,087
Noninterest income 552 483 8,995 596
Noninterest expense 6,022 13,002 16,713 13,586
Net income before taxes (6,526) (5,916) 4,522 2,097
Income tax benefit (expense) 2,219 - (75) 4,950
Net income (4,307) $ (5,916) $ 4,447 $   7,047 $
In thousands

17 17
Net Interest Margin
•
Since Q1 2010, the growth in Net Interest Income is over 1.5X the growth in Non-
Interest Expense (385% vs. 144%).
$-
$1
$2
$3
$4
$5
$6
$7
Q1'10 Q2'10 Q3 '10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Quarterly Net Interest Income &
Non-Interest Expense
(in Millions)
Net Interest
Income
Non-Interest
Expense

Xenith is well capitalized:  Proceeds from our S-1 registered public offering, SBLF preferred stock issuance and the bargain purchase gain from the Virginia Business
Bank acquisition have strengthened our capital position in 2011
18
Capital
Includes proceeds of
$47.5 million related
to initial Xenith Reg D
offering
$54.1
$48.8
$17.7
$8.4
$5.3
$80.3
$6.7
$87.2
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
Dec 2009 Dec 2010 Supplemental
Offering
(April 2011)
SBLF
(Sept 2011)
2011
Comprehensive
Income
Dec 2011 YTD
Comprehensive
Income
Sept 2012
Sept 2012
Xenith Equity

19 19
Capital Ratios
Dec 2009 Dec 2010 Dec 2011 Sept 2012
Leverage Ratio 26.8% 14.8% 13.2% 12.9%
Tier 1 RBC Ratio
36.7% 20.3% 17.5% 16.8%
Total RBC Ratio 36.7% 21.4% 18.8% 18.1%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Xenith Bank Capital Ratios

•
We are focused primarily on organic growth in our target markets
–
Disciplined marketing and sales strategies
–
Hire the best of the best bankers who can gain profitable market share
–
Metrics, reporting and incentives to support objectives
•
We continue to evaluate the competitive landscape for opportunities
–
Virginia is a fragmented banking market
•
Our infrastructure can support significant growth
–
Management team and Board capable of managing a larger institution

Looking Forward

Skilled
Management Team
and
Demonstrated
Model
Significant Capital
Selective In-Market
Consolidation
(Whole bank & select asset
opportunities)
Strong, Strong,
Substantial & Substantial &
Independent Independent
Virginia Bank Virginia Bank
Organic Growth
(Attractive demographics;
proven market competitor)
•
Focus on the Virginia markets with the greatest economic activity and growth
•
Team of experienced professionals
•
Significant capital
•
Local management and decision-making processes
21
+ +
Investment Considerations